EXHIBIT 10.23

MASTER TRUSTEE AGREEMENT

THIS TRUSTEE AGREEMENT, dated as of 9th day April, 2016, by and between GLOBAL INFRASTRUCTURE FINANCE & DEVELOPMENT AUTHORITY, INC. a Pennsylvania not for profit corporation (the “Issuer”), and HSRF STATUTORY TRUST AS TRUSTEE  , a Wyoming Statuary Trust company (the “Trustee”), having the authority to exercise corporate trust powers, with a designated corporate trust office located in York Pennsylvania .

WHEREAS, the Issuer is a not for profit corporation recognized as exempt from taxation under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended; and

WHEREAS, the Issuer was organized for the purpose of financing, acquisition, construction, operation, management, and maintenance of a high-speed rail system for passenger and freight transportation within certain but not limited to rail corridors, and other transportation services. To be the funder via tax exempt or taxable bond offerings for the private or publicly traded companies that create 10 or more jobs and or are Companies or organization(s) that has economic, social, health and welfare, scholarly impact on the public, related and or non-related companies to the Incorporator of sub and or direct issuer worldwide and throughout United States of America. To finance the operations of related companies, together with transportation and global infrastructure related undertakings, of financing, acquisition, construction, operation, management, and maintenance of hotel motel train stations parking garage and facilities, food and beverage distribution and restaurant facilities, freight and passenger transpiration hubs and Deep sea port, Inland port, air cargo terminals passenger including housing projects throughout United States of America and worldwide (the “Projects”); and

WHEREAS, the Issuer deems it advisable to borrow money and to issue GLOBAL INFRASTRUCTURE FINANCE & DEVELOPMENT AUTHORITY, INC. Revenue Bonds (the “Bonds”) and to mortgage and pledge as security for the Bonds, the Issuer’s interest in the property comprising the Projects and the revenue to be derived from the operation of the Project; and

WHEREAS, the Issuer recognizes that a trustee must be engaged in order to carry out the administrative functions required under the Master Trust Indenture(S)(S) (the “Master Indenture(S)”), and any Supplemental Indenture(S)s, related to the Bonds and to act in a fiduciary capacity with regard to the bondholders (the “Bond Trustee”); and

WHEREAS, the Issuer desires Trustee to serve pursuant to Article VI of the Master Indenture(S) as Bond Trustee; and

WHEREAS, the Trustee desires to serve as Bond Trustee pursuant to Article VI of the Master Indenture(S).

NOW, THEREFORE, in consideration of the foregoing recitals and benefits to be derived from the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Trustee hereby accepts the position of Bond Trustee for the Bonds subject to the terms and conditions contained in the Master Indenture(S).  Said terms and conditions shall include, but not be limited to:

(1)

Trustee May Act Through Agents.  The Trustee may execute any powers and perform any duties required of it under the Master indenture(S) through attorneys, agents, officers or employees, and shall be entitled to advice of counsel concerning all questions thereunder, and the Trustee shall not be answerable for the default or misconduct of any attorney, agent or employee selected by it with reasonable care.  The Trustee may rely on the advice of counsel and shall not be held liable for actions taken in reliance on the advice of counsel.  The Trustee shall not be answerable for the exercise of any discretion or power under the Master Indenture(S) or any Supplemental Indenture(S) nor for anything whatever in connection with the trust hereunder, except only its own gross negligence or willful misconduct.

(2)

Compensation and Indemnification.  The Issuer shall pay the Trustee reasonable compensation for its services hereunder, and also all its reasonable expenses and disbursements, including the reasonable fees and expenses of Trustee's counsel, and to the extent permitted under Alabama law shall indemnify the Trustee and hold the Trustee harmless against any liabilities which it may incur in the exercise and performance of its powers and duties except with respect to its own gross negligence or willful misconduct.  The Trustee shall have no duty in connection with its responsibilities under the Master Indenture(S) to advance its own funds nor shall the Trustee have any duty to take any action  pursuant to the Master Indenture(S) without first having received indemnification satisfactory to it.

(3)

No Duty to Renew Insurance.  The Trustee shall be under no duty to effect or to renew any insurance policy nor shall it incur any liability for the failure of the Issuer to require or effect or renew insurance or to report or file claims of loss thereunder.

(4)

Obligation to Act on Default.  Before taking any action under the Master Indenture(S) or any Supplemental Indenture(S) in respect of an Event of Default, as defined therein, the Trustee may  require  that  a  satisfactory  indemnity  bond  be  furnished  for  the  reimbursement  of  all expenses to which it may be put and to protect it against all liability, except liability resulting from its own gross negligence or willful misconduct in connection with any such action.

(5)

Reliance by Trustee.  The  Trustee  may  act  on  any  requisition, resolution, notice, request, consent, waiver, certificate, statement, affidavit, voucher, bond, or other paper or document or telephone message which it in good faith believes to be genuine and to have been passed, signed or  given by the proper persons or to have been prepared and furnished  pursuant  to  any  of the  provisions  of  the  Master  Indenture(S)  or  any  Supplemental Indenture(S); and the Trustee shall be under no duty to make any investigation as to any statement contained  in any  such  instrument,  but  may accept the same as conclusive  evidence  of the accuracy of such statement.

(6)

Trustee May Deal in Bonds.  The Trustee may in good faith buy, sell, own, hold and deal in any of the Bonds and may join in any action which any Owners may be entitled to take with like effect as if the Trustee were not a party to the Master Indenture(S) or any Supplemental Indenture(S).   The Trustee may also engage in or be interested in any financial or other transaction with the Issuer.

(7)

Resignation of Trustee.  The Trustee may resign and be discharged of the trusts created by the Master Indenture(S) or any Supplemental Indenture(S) by written resignation filed with the Secretary of the Issuer not less than sixty  (60) days before the date when such resignation is to take effect; provided that notice of such resignation shall  be sent by first-class mail to each Owner as its name and address appears on the Bond Register and to any Escrow Agent, Paying Agent, Bond Registrar, any Credit Facility issuer, and any Liquidity Facility issuer, at  least sixty (60) days before the resignation is to take effect.  Such resignation shall take effect on the day specified in the Trustee's notice of resignation unless a successor Trustee is previously appointed, in which event  the  resignation  shall  take  effect  immediately  on  the  appointment  of  such  successor; provided, however, that notwithstanding the foregoing such resignation shall not take effect until a successor Trustee has been appointed.

(8)

Merger of Trustee.  Any  corporation  into  which  any  Trustee under the Master Indenture(S) may be merged or with which it may be consolidated or into which all or substantially all of its  corporate  trust assets shall be sold or its operations conveyed, or any corporation resulting from any merger or consolidation to which any Trustee hereunder shall be a party, shall be the successor Trustee under the Master Indenture(S), without the execution or filing of any paper or  any  further act  on  the  part  of  the  parties  thereto,   anything  herein  to  the  contrary notwithstanding; provided, however, that any such successor corporation  continuing to act as Trustee hereunder shall meet the requirements of Section 614 of the Master Indenture(S), and if such  corporation does not meet the aforesaid requirements, a successor Trustee shall be appointed pursuant to this Article VI of the Master Indenture(S).

(9)

Effective Date.  Trustee’s rights, duties, responsibilities and powers as Bond Trustee shall become effective upon the completion and execution of the Master Indenture(S).

Dated this ____ day of ______, 2016.

ATTEST:

Global Infrastructure Finance &

development Authority, Inc.

_____________________________

By:_________________________

Secretary

Todd Reynold

ATTEST:

HSRF STATUTORY TRUST

_____________________________

By:_________________________

Authorized Trust Officer

    Authorized Trust Officer

Joseph Silbaugh

Robert Holmes

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